SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement            |_|   Confidential, for Use of the
|X|   Definitive Proxy Statement                   Commission Only (as permitted
|_|   Definitive Additional Materials              by Rule 14a-6(e)(2))
|_|   Soliciting Material Pursuant to
      Rule 14a-11(c) or Rule 14a-12

                                 Telebyte, Inc.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

|_|   Fee paid previously with preliminary materials

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:

      (2)   Form, Schedule or Registration Statement no.:

      (3)   Filing Party:

      (4)   Date Filed:

                                 [LOGO] Telebyte
                                            Inc.

                                270 Pulaski Road
                            Greenlawn, New York 11740

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 25, 2003
--------------------------------------------------------------------------------

To the Stockholders of Telebyte, Inc.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Telebyte, Inc., a Delaware corporation (the "Company"), will be held at the Company's executive offices at 270 Pulaski Road, Greenlawn, New York 11740 on August 25, 2003 at 10:00 a.m., local time, for the following purposes:

      (1)   To elect a Board of four directors.

      (2) To transact such other business as may properly come before the Meeting.

      Only stockholders of record at the close of business on July 3, 2003 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                           By Order of the Board of Directors


                                           Kenneth S. Schneider
                                           Chairman

Greenlawn, New York

July 14, 2003

================================================================================
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF TELEBYTE, INC., AND RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. A STOCKHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.
================================================================================

                                 PROXY STATEMENT

                  SOLICITING, VOTING AND REVOCABILITY OF PROXY

      This Proxy Statement is being mailed to all stockholders of record of Telebyte, Inc. (the "Company") at the close of business on July 3, 2003 in connection with the solicitation by the Board of Directors (the "Board") of Proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") to be held at the Company's executive offices at 270 Pulaski Road, Greenlawn, New York 11740 on August 25, 2003 at 10:00 a.m., local time, or any adjournment thereof. The Proxy and this Proxy Statement were mailed to stockholders on or about July 14, 2003.

      All shares represented by Proxies duly executed and received will be voted on the matters presented at the Meeting in accordance with the instructions specified in such Proxies. Proxies so received without specified instructions will be voted FOR the nominees named in the Proxy to the Company's Board of Directors. The Board does not know of any other matters that may be brought before the Meeting nor does it foresee or have reason to believe that Proxy holders will have to vote for substitute or alternate nominees to the Board. In the event that any other matter should come before the Meeting or any nominee is not available for election, the persons named in the enclosed Proxy will have discretionary authority to vote all Proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

      The total number of shares of Common Stock of the Company ("Common Shares") outstanding and entitled to vote as of July 3, 2003 was 1,253,631. The Common Shares are the only class of securities of the Company entitled to vote on matters presented to the stockholders of the Company, each share being entitled to one non-cumulative vote. A majority of the Common Shares outstanding and entitled to vote as of July 3, 2003, or 626,816 Common Shares, must be present at the Meeting in person or by proxy in order to constitute a quorum for the transaction of business. Only stockholders of record as of the close of business on July 3, 2003 will be entitled to vote.

      With regard to the election of directors, votes may be cast in favor or withheld. Directors shall be elected by a plurality of the votes cast. Votes withheld in connection with the election of one or more of the nominees for director will not be counted as votes cast for such individuals.

      Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. However, neither abstentions nor broker non-votes will be counted for the purpose of determining whether a particular proposal has been approved. Under Delaware law, stockholders are not entitled to dissenter's rights of appraisal with respect to the election of directors.

      Any person giving a Proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise. The Proxy may be revoked by filing with the Company written notice of revocation or a fully executed Proxy bearing a later date. The Proxy may also be revoked by affirmatively electing to vote in person while in attendance at the Meeting. However, a stockholder who attends the Meeting need not revoke a Proxy given and vote in person unless the stockholder wishes to do so. Written revocations or amended Proxies should be sent to the Company at 270 Pulaski Road, Greenlawn, New York 11740, Attention: Corporate Secretary. The Company's Board of Directors is soliciting the Proxy. The Company will bear the cost of the solicitation of Proxies, including the charges and expenses of brokerage firms and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial owners of the Company's shares. Solicitations will be made primarily by mail, but certain directors, officers or employees of the Company may solicit Proxies in person or by telephone, telecopier or telegram without special compensation.

Executive Compensation

      The following table provides summary information concerning the cash and certain other compensation paid or accrued by the Company during the last three fiscal years to the executive officers of the Company whose cash compensation exceeded $100,000. The table includes Company contributions on the officer's behalf to the Company's 401(k) Plan.

---------------------------------------------------------------------------------------------------------------------------
                                   Annual Compensation                               Long-Term Compensation
                             -----------------------------------   --------------------------------------------------------
                                                                            Awards                      Payouts
                                                                   --------------------------------------------------------
                                                                   Restricted    Securities
                                                    Other Annual      Stock      Underlying        LTIP          All Other
Name and Positions   Year      Salary     Bonus     Compensation     Awards     Options/SARs      Payout       Compensation
                                ($)        ($)           ($)           ($)           (#)           ($)              ($)
       (a)           (b)        (c)        (d)           (e)           (f)          (g)            (h)              (i)
---------------------------------------------------------------------------------------------------------------------------
Kenneth S.           2002     $108,872      0             0             0            0          $4,080(1)        $3,869(2)
Schneider           -------------------------------------------------------------------------------------------------------
Chairman, CEO,       2001     $151,259      0             0             0            0          $4,080(1)        $4,437(2)
Secretary and       -------------------------------------------------------------------------------------------------------
Director             2000     $136,836      0             0             0            0          $4,080(1)        $5,110(2)
---------------------------------------------------------------------------------------------------------------------------
Michael              2002      $95,865      0             0             0            0               0           $6,090(2)
Breneisen
President,          -------------------------------------------------------------------------------------------------------
COO, CCFO,           2001     $100,000      0             0             0            0               0           $6,537(2)
Treasurer and       -------------------------------------------------------------------------------------------------------
Director             2000      $85,577      0             0             0            0               0           $6,503(2)
---------------------------------------------------------------------------------------------------------------------------

(1)   Deferred Compensation - see Long-Term Incentive Plans Table below.

(2) Fringe benefits including life insurance, employer 401k contributions and automobile.

                      Option/SAR Grants in Last Fiscal Year
                               (Individual Grants)

      None.

               Aggregated Option/SAR Exercises in Last Fiscal Year
                          and FY-End Option/SAR Values

      The following table sets forth information concerning each exercise of stock options during fiscal 2002 by each of the named executive officers and fiscal year-end value of unexercised options:

-----------------------------------------------------------------------------------------------------------
                                                              Number of Securities
                                                                   Underlying         Value of Unexercised
                                                                  Unexercised             In-the-Money
                                                                Options/SARs at      Options/SARs at FY-End
                                                                   FY-End (#)           ($) Exercisable/
                       Shares Acquired on                         Exercisable/           Unexercisable
          Name              Exercise         Value Realized      Unexercisable
                               (#)                ($)                                          (e)
          (a)                  (b)                (c)                  (d)                     (1)
-----------------------------------------------------------------------------------------------------------
Kenneth S. Schneider            0                  0            45,000/160,000 (2)             0/0
-----------------------------------------------------------------------------------------------------------
Michael Breneisen               0                  0            50,000/160,000 (2)             0/0
-----------------------------------------------------------------------------------------------------------

(1) Calculation based upon the closing price of the Company's common stock ($0.41 per share) as reported by Nasdaq Trading and Market Services on December 31, 2002.

(2) 60,000 option shares vest June 30, 2004, and the remaining 100,000 option shares vest January 1, 2005; subject, however, to accelerate if certain targets are met.

             Long-Term Incentive Plans - Awards in Last Fiscal Year

----------------------------------------------------------------------------------------------
                                                           Estimated Future Payouts Under
                                                            Non-Stock Price-Based Plans
                                                       ---------------------------------------
                        Number of   Performance or
                         Shares,     Other Period
                        Units or        Until
                          Other       Maturation       Threshold        Target        Maximum
       Name            Rights (#)     Or Payout           ($)            ($)            ($)
       (a)                 (b)           (c)              (d)            (e)            (f)
----------------------------------------------------------------------------------------------
Kenneth S. Schneider        0       April 16, 2010     26,667(1)      26,667(1)      26,667(1)
----------------------------------------------------------------------------------------------
Michael Breneisen           0            N/A                0              0              0
----------------------------------------------------------------------------------------------

(1) In 1990, the Company entered into a deferred compensation agreement with Kenneth S. Schneider, pursuant to which he will receive a defined amount, approximately 30% of his 1990 base salary, each year for a period of 10 years after reaching age 65. The deferred compensation plan is funded through life insurance and is being provided for currently. The expense charged to operations in 2002 for such future obligations was $4,080.

Compensation of Directors

      The outside directors do not receive a per-meeting fee, but do receive reimbursement of expenses for attending each meeting and are eligible to receive stock options.

Employment Contracts and Termination of Employment and Change in Control Arrangements

      During 2000, the Company renewed, for an additional three-year term, the employment agreement with Kenneth S. Schneider. The employment agreement provides that Dr. Schneider would receive a minimum salary of $151,259 per annum. During the employment period, Dr. Schneider is entitled upon termination or expiration of the agreement under certain circumstances (including a change of control) to certain severance benefits. In order to help the Company meet the challenges of cost reduction during the current worldwide economic downturn Dr. Schneider took a voluntary, temporary, reduction in his salary beginning in February 2002.

      During 2001, the Company renewed, for an additional three-year term, the employment agreement with Michael Breneisen. The employment agreement provides that Mr. Breneisen would receive a minimum salary of $100,000 per annum. During the employment period, Mr. Breneisen is entitled upon termination or expiration of the agreement under certain circumstances (including a change of control) to certain severance benefits. In order to help the Company meet the challenges of cost reduction during the current worldwide economic downturn Mr. Breneisen took a voluntary, temporary, reduction in his salary beginning in February 2002.

Report on Repricing of Options/SARs

      None.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

Securities Authorized for Issuance Under Equity Compensation Plans.

      The following table provides equity compensation plan information as of December 31, 2002 with respect to compensation plans under which the Company's equity securities are authorized for issuance:

                      Equity Compensation Plan Information

--------------------------------------------------------------------------------------------------------------------------------
                                                                                               Number of securities remaining
                              Number of securities to be                                     available for future issuance under
                                issued upon exercise of        Weighted-average exercise         equity compensation plans
                             outstanding options, warrants   price of outstanding options,   (excluding securities reflected in
                                      and rights                  warrants and rights                   column (a))

                                          (a)                             (b)                               (c)
--------------------------------------------------------------------------------------------------------------------------------
Equity compensation plans               616,250                         $1.04                               485,000
approved by security
holders (1)
--------------------------------------------------------------------------------------------------------------------------------
Equity compensation plans               N/A                             N/A                                 N/A
not approved by security
holders
--------------------------------------------------------------------------------------------------------------------------------
Total                                   616,250                         $1.04                               485,000
--------------------------------------------------------------------------------------------------------------------------------

(1) Includes the Company's 2001,1999,1993 and 1987 Stock Option Plans and 2001 Employee Stock Purchase Plan. The 2001 Employee Stock Purchase Plan, which authorizes the sale and issuance of up to 400,000 shares of common stock of the Company to employees on a discounted basis, has been temporarily suspended by the Board of Directors. It is anticipated that this program will be re-instituted during fiscal year 2004.

Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth as of December 31, 2002 information concerning (i) the shares held by each person or group known to own beneficially more than 5% of the outstanding shares of common stock, (ii) shares owned by the Chief Executive Officer and (iii) shares owned by all executive officers and directors as a group.

------------------------------------------------------------------------------------
      (1)                  (2)                            (3)                 (4)
Title of Class     Name and Address of            Amount and Nature of    Percent of
                   Beneficial Owner                 Beneficial Owner         Class
------------------------------------------------------------------------------------
    Common         Kenneth S. Schneider
                   270 Pulaski Road
                   Greenlawn, NY 11740                 328,037(1)           23.0%
------------------------------------------------------------------------------------
    Common         Michael Breneisen
                   270 Pulaski Road
                   Greenlawn, NY 11740                  81,900 (2)           5.7%
------------------------------------------------------------------------------------
    Common         Jamil Sopher
                   270 Pulaski Road
                   Greenlawn, NY 11740                  63,980 (3)           4.5%
------------------------------------------------------------------------------------
    Common         Jonathan D. Casher
                   270 Pulaski Road
                   Greenlawn, NY 11740                  25,750 (4)           1.8%
------------------------------------------------------------------------------------
                   All executive officers and
                   directors
                   As a group (4 in number)            499,667                35%
------------------------------------------------------------------------------------

(1) Includes 45,000 shares issuable upon exercise of stock options granted under the Company's 1999 Stock Option Plan. Does not include 160,000 shares issuable upon exercise of stock options under the 1999 Plan. Of such options 60,000 option shares vest June 30, 2004, and the remaining 100,000 option shares vest January 1, 2005; subject, however, to acceleration if certain targets are met.

(2) Includes 5,000 shares issuable upon exercise of stock options granted under the Company's 1987 Stock Option Plan. Includes 45,000 shares issuable upon exercise of stock options granted under the Company's 1999 Stock Option Plan. Does not include 160,000 shares issuable upon exercise of stock options under the 1999 Plan. Of such options 60,000 option shares vest June 30, 2004, and the remaining 100,000 option shares vest January 1, 2005; subject, however, to acceleration if certain targets are met.

(3) Includes 20,000 shares issuable upon exercise of stock options granted under the Company's 1993 Stock Option Plan. Includes 34,750 shares issuable upon exercise of stock options granted under the Company's 1999 Stock Option Plan.

(4) Includes 1,000 shares issuable upon exercise of stock options granted under the Company's 1993 Stock Option Plan. Includes 24,750 shares issuable upon exercise of stock options granted under the Company's 1999 Stock Option Plan.

Certain Relationships and Related Transactions

      None.

                        PROPOSAL 1: ELECTION OF DIRECTORS

      Four directors are to be elected at the Meeting to serve until the next annual meeting of stockholders and until their respective successors have been elected and have qualified, or until their earlier resignation or removal. If for some unforeseen reason one or more of the nominees is not available as a candidate for director, the Proxies may be voted for such other candidate or candidates as may be nominated by the Board.

Nominees for Director

      All four of the nominees are currently directors of the Company. The following table sets forth the positions and offices presently held with the Company by each nominee, his age as of July 3, 2003 and the year in which he became a director. Proxies not marked to the contrary will be voted in favor of each such nominee's election. The Board recommends a vote FOR all nominees.

                                   Positions and Offices
                                   Presently Held with                  Director
Name                      Age      the Company                          Since
--------------------------------------------------------------------------------

Kenneth S. Schneider      58       Chairman of the Board of             1983
                                   Directors, Chief Executive
                                   Officer, Secretary and Director

Michael Breneisen         38       President, Chief Operating and       1999
                                   Financial Officer, Treasurer and
                                   Director

Jamil Sopher              59       Director                             1996

Jonathan D. Casher        58       Director                             2000

      Dr. Schneider has served as Chairman of the Board and Chief Executive Officer of the Company since January 1999. He has also served as Secretary since March 1991. Dr. Schneider served as Vice President and Treasurer of the company from August 1983 to January 1999. He was elected a Director on August 26, 2002 for a term of one year or until the next annual meeting of shareholders.

      Mr. Breneisen has served as President and Chief Operating Officer of the Company since January 1999 and Chief Financial Officer since January 1997. Mr. Breneisen has also served as Treasurer since March 2000. He served as Controller of the Company from July 1992 to January 1999 and Vice President from January 1997 to January 1999. He was elected a Director on August 26, 2002 for a term of one year or until the next annual meeting of shareholders.

      Mr. Sopher currently is an independent consultant. Mr. Sopher worked for Unisphere Inc. from September 2000 to March 2001. Mr. Sopher worked for the World Bank where he was employed from 1980 to 2000. Mr. Sopher received a Bachelor of Science Degree and M. Eng. (Elect.) Degree from Cornell University and an MBA from Harvard University. He was elected a Director on August 26, 2002 for a term of one year or until the next annual meeting of shareholders.

      Mr. Jonathan D. Casher is the founder, Chairman and CEO of RECAP, Inc. and has worked for RECAP since 1989. Mr. Casher received a Bachelor Degree in Operations Research from Cornell University and a Masters Degree from the MIT Sloan School of Management. He was elected a Director on August 26, 2002 for a term of one year or until the next annual meeting of shareholders.

Meetings and Compensation

      During the fiscal year ended December 31, 2002, the Board of Directors held six meetings. All Directors attended all of the meetings.

      The Company does not have a standing nominating committee of the Board of Directors or a committee performing similar functions. The Board as a whole currently performs these functions.

      The Board of Directors formed a Compensation Committee in 1999 for the purpose of recommending to the Board the compensation for corporate officers for the ensuing year. Members of the Compensation Committee are Mr. Sopher and Mr. Casher. The full Board of Directors reviews the Committee's recommendations regarding executive compensation. The Compensation Committee did not meet during 2002. No fee is paid to Compensation Committee members.

      The Board of Directors formed an Audit Committee in 2001 to meet and review with the Company's independent auditors the plan, scope and results of its audits. Members of the Audit Committee are Mr. Sopher, Mr. Casher and Dr. Schneider. There were three meetings of the Audit Committee during the fiscal year ended December 31, 2002. No fee is paid to such committee members.

Audit Committee

      Audit Committee members, Messrs. Casher and Sopher, are "independent" for purposes of Rule 4200(a)(14) of The National Association of Securities Dealers' ("NASD") listing standards. That is, the Company's Board of Directors has determined that neither of them has a relationship with the Company that might interfere with their independence from the Company and its management. For purposes of NASD Rule 4200(a)(14), Dr. Schneider's service as a member of the Audit Committee is not considered "independent" given that Dr. Schneider is employed by and serves as a director of the Company.

Audit Committee Report

      The Audit Committee of the Board of Directors is comprised of three directors: Mr. Sopher, Dr. Schneider and Mr. Casher.

      The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities by reviewing the Company's consolidated financial reports, its internal financial and accounting controls, and its auditing, accounting and financial reporting processes generally. In 2001, the Board of Directors approved and adopted a written Audit Committee Charter.

      In discharging its oversight responsibilities regarding the audit process, the Audit Committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the year ended December 31, 2002, with Company management and Holtz Rubenstein & Co., LLP ("Holtz"), the independent auditors. The Audit Committee received the written disclosures and the letter from Holtz required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with Holtz any relationships that might impair that firm's independence from management and the Company, and satisfied itself as to the auditors' independence. The Audit Committee reviewed and discussed with Holtz all communications required by generally accepted auditing standards, including Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended.

      Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission.

/s/ Mr. Sopher
/s/ Mr. Casher
/s/ Dr. Schneider

      The foregoing Audit Committee Report shall not be deemed "filed" with the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934.

Independent Accountants

      At the recommendation of the Company's Audit Committee, on July 16, 2002, the Company's Board of Directors terminated the engagement of Grant Thornton LLP as the Company's independent public accountants and engaged Holtz Rubenstein & Co., LLP to serve as the Company's independent public accountants for its fiscal year ending December 31, 2002. The decision to change independent public accountants was made by the Company's Board of Directors on July 15, 2002.

      The report of Grant Thornton LLP for the Company's fiscal year ended December 31, 2000 and December 31, 2001 does not contain an adverse opinion or a disclaimer of opinion, or a qualification or modification as to uncertainty, audit scope or Grant Thornton LLP Holtz Rubenstein & Co., LLP accounting principles. In connection with the audit for the Company's fiscal years ended December 31, 2000 and December 31, 2001 and subsequent interim period, there were no disagreements with Grant Thornton LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Grant Thornton's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

      The report of Holtz Rubenstein & Co., LLP for the Company's fiscal year ended December 31, 2002 does not contain an adverse opinion or a disclaimer of opinion, or a qualification or modification as to uncertainty, audit scope or accounting principles. In connection with the audit for the Company's fiscal year ended December 31, 2002 subsequent interim period, there were no disagreements with Holtz Rubenstein & Co., LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Holtz Rubenstein 's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

      A representative from Holtz Rubenstein & Co., LLP is expected to attend the annual meeting and to have the opportunity to make a statement at the meeting if he or she desires to do so, and to be available to respond to appropriate questions that may be raised at the meeting. Grant Thornton LLP will not be represented at the meeting.

Principal Accounting Firm Fees

      The following table sets forth the aggregate fees, including out-of-pocket expenses, billed to the Company for the fiscal year ended December 31, 2002 by the Company's principal accountants, Grant Thornton LLP and Holtz Rubenstein & Co., LLP.

--------------------------------------------------------------------------------
                               Grant Thornton LLP    Holtz Rubenstein & Co., LLP
--------------------------------------------------------------------------------
Annual Audit Fees                      None                  $37,500
--------------------------------------------------------------------------------
Review of Quarterly Reports          $3,000                    4,000
--------------------------------------------------------------------------------
All Other Fees:
Tax Services                           None                    8,000(a)
--------------------------------------------------------------------------------
Other Fees                            8,225(a)                  None
--------------------------------------------------------------------------------
Total                               $11,225                  $49,500
--------------------------------------------------------------------------------

(a) The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountants' independence.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16 of the Securities Exchange Act of 1934, as amended ("Section 16"), requires that reports of beneficial ownership of Common Shares and changes in such ownership be filed with the Securities and Exchange Commission (the "SEC") by Section 16 "reporting persons," including directors, certain officers, holders of more than 10% of the outstanding Common Shares and certain trusts of which reporting persons are trustees. The Company is required to disclose in this Proxy Statement each reporting person whom it knows to have failed to file any required reports under Section 16 on a timely basis during the fiscal year ended December 31, 2002. To the Company's knowledge, based solely on a review of copies of Forms 4 and 5 furnished to it and written representations that no other reports were required, during the fiscal year ended December 31, 2002, the Company's officers, directors and 10% stockholders complied with all Section 16(a) filing requirements applicable to them, except that each of Kenneth Schneider, Michael Breneisen and Jonathan Casher inadvertently failed to timely file Forms 5 in respect of a transaction involving the Company's common stock effected during 2000. These reports were subsequently filed.

                              STOCKHOLDER PROPOSALS

      Stockholder proposals intended to be presented at the Company's 2004 Annual Meeting of Stockholders pursuant to the provisions of Rule 14a-8 of the SEC, promulgated under the Securities Exchange Act of 1934, as amended, must be received by the Secretary of the Company at the principal executive offices of the Company by January 27, 2004 for inclusion in the Company's Proxy Statement and form of Proxy relating to such meeting.

OTHER BUSINESS

      While the accompanying Notice of Annual Meeting of Stockholders provides for the transaction of such other business as may properly come before the Meeting, the Company has no knowledge of any matters to be presented at the Meeting other than the election of directors in the notice. However, the enclosed Proxy gives discretionary authority in the event that any other matters should be presented.

                                   FORM 10-KSB

      A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission (excluding exhibits), has been furnished with this Proxy Statement to each stockholder entitled to vote at the meeting.

                                          By Order of the Board of Directors


                                          Kenneth S. Schneider, Ph.D
                                          Chairman of the Board and
                                          Chief Executive Officer

Greenlawn, New York
July 14, 2003